EXHIBIT 99.1
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Accrued Interest Date:                                                                                     Collection Period Ending:
25-Jun-07                                                                                                                  30-Jun-07
Distribution Date:                                BMW Vehicle Owner Trust 2005-A                                            Period #
25-Jul-07                                         ------------------------------                                                  28

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
Balances
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                                                                              Initial         Period End
     Receivables                                                       $1,500,000,024       $410,392,291
     Reserve Account                                                       $7,194,411         $7,194,411
     Yield Supplement Overcollateralization                               $61,117,886        $15,334,267
     Overcollateralization                                                       $137                 $0
     Class A-1 Notes                                                     $324,000,000                 $0
     Class A-2 Notes                                                     $457,000,000                 $0
     Class A-3 Notes                                                     $361,000,000        $98,176,024
     Class A-4 Notes                                                     $264,507,000       $264,507,000
     Class B Notes                                                        $32,375,000        $32,375,000

Current Collection Period
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     Beginning Receivables Outstanding                                   $436,018,204
     Collections
        Principal Collections
           Receipts of Scheduled Principal                                $16,293,254
           Receipts of Pre-Paid Principal                                  $8,451,220
           Liquidation Proceeds                                              $499,116
           Principal Balance Allocable to Gross Charge-offs                  $382,324
        Total Principal Reduction                                         $25,625,913

        Interest Collections
           Receipts of Interest                                            $1,528,839
           Servicer Advances                                                  $10,857
           Reimbursement of Previous Servicer Advances                             $0
           Accrued Interest on Purchased Receivables                               $0
           Recoveries                                                         $72,829
           Net Investment Earnings                                            $30,368
        Total Interest Collections                                         $1,642,893

     Total Collections                                                    $26,886,483

     Ending Receivables Outstanding                                      $410,392,291

Servicer Advance Amounts
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     Beginning Period Unreimbursed Previous Servicer Advance                 $545,400
     Current Period Servicer Advance                                          $10,857
     Current Reimbursement of Previous Servicer Advance                            $0
     Ending Period Unreimbursed Previous Servicer Advances                   $556,257

Collection Account
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     Deposits to Collection Account                                       $26,886,483

     Distribution Amounts Due
        Servicing Fees Due                                                   $363,349
        Class A Noteholder Interest Distribution Due                       $1,355,906
        First Priority Principal Distribution Due                                  $0
        Class B Noteholder Interest Distribution Due                         $119,518
        Second Priority Principal Distribution Due                        $24,347,957
        Reserve Account Deposit Due                                                $0
        Regular Principal Distribution Due                                         $0
        Unpaid Trustee Fees Due                                                    $0

        Amounts Paid to the Servicer                                         $363,349
        Amounts Deposited into Note Distribution Account                  $25,823,380
        Amounts Deposited into Reserve Account                                     $0
        Excess Funds Released to Depositor                                   $699,754
     Total Distributions from Collection Account                          $26,886,483

Excess Funds Released to the Depositor
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        Release from Reserve Account                                               $0
        Release from Collection Account                                      $699,754
     Total Excess Funds Released to the Depositor                            $699,754

Note Distribution Account
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     Amount Deposited from the Collection Account                         $25,823,380
     Interest Distribution to Noteholders                                  $1,475,423
     Principal Distribution to Noteholders                                $24,347,957
     Amount Deposited from the Reserve Account                                     $0
     Amount Paid to Noteholders                                           $25,823,380

Distributions
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     Interest Distributable Amount                                        Current Int         Per $1,000
     Class A-1 Notes                                                               $0              $0.00
     Class A-2 Notes                                                               $0              $0.00
     Class A-3 Notes                                                         $412,497              $3.37
     Class A-4 Notes                                                         $943,408              $3.57
     Class B Notes                                                           $119,518              $3.69

     Monthly Principal Distributable Amount                           Current Payment     Ending Balance     Per $1,000       Factor
     Class A-1 Notes                                                               $0                 $0          $0.00        0.00%
     Class A-2 Notes                                                               $0                 $0          $0.00        0.00%
     Class A-3 Notes                                                      $24,347,957        $98,176,024        $198.72       80.13%
     Class A-4 Notes                                                               $0       $264,507,000          $0.00      100.00%
     Class B Notes                                                                 $0        $32,375,000          $0.00      100.00%

Carryover Shortfalls
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                                                                Prior Period Carryover   Current Payment     Per $1,000
     Class A-1 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-2 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-3 Interest Carryover Shortfall                                        $0                 $0             $0
     Class A-4 Interest Carryover Shortfall                                        $0                 $0             $0
     Class B Interest Carryover Shortfall                                          $0                 $0             $0


Receivables Data
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                                                                     Beginning Period      Ending Period
     Number of Contracts                                                       33,097             32,216
     Weighted Average Remaining Term                                            27.47              26.55
     Weighted Average Annual Percentage Rate                                    4.17%              4.17%

     Delinquencies Aging Profile End of Period                          Dollar Amount         Percentage
        Current                                                          $372,289,119             90.72%
        1-29 days                                                         $29,649,549              7.22%
        30-59 days                                                         $5,877,645              1.43%
        60-89 days                                                         $1,399,799              0.34%
        90-119 days                                                          $416,308              0.10%
        120+ days                                                            $759,871              0.19%
        Total                                                            $410,392,291            100.00%
        Delinquent Receivables +30 days past due                           $8,453,622              2.06%


     Write-offs
        Gross Principal Write-Offs for Current Period                        $382,324
        Recoveries for Current Period                                         $72,829
        Net Write-Offs for Current Period                                    $309,495

        Cumulative Realized Losses                                         $7,010,281


     Repossessions                                                      Dollar Amount              Units
        Beginning Period Repossessed Receivables Balance                   $1,462,056                 72
        Ending Period Repossessed Receivables Balance                      $1,321,399                 68
        Principal Balance of 90+ Day Repossessed Vehicles                    $120,860                  6


Yield Supplement Overcollateralization
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     Beginning Period Required Amount                                     $16,464,443
     Beginning Period Amount                                              $16,464,443
     Current Distribution Date Required Amount                            $15,334,267
     Current Period Release                                                $1,130,176
     Ending Period Amount                                                 $15,334,267
     Next Distribution Date Required Amount                               $14,243,876

Reserve Account
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     Beginning Period Required Amount                                      $7,194,411
     Beginning Period Amount                                               $7,194,411
     Net Investment Earnings                                                  $30,368
     Beginning Period Required Amount                                      $7,194,411
     Current Period Deposit Amount Due                                             $0
     Current Period Deposit Amount Paid From Collection Account                    $0
     Current Period Release to Note Distribution Account                           $0
     Ending Period Required Amount                                         $7,194,411
     Current Period Release to Depositor                                           $0
     Ending Period Amount                                                  $7,194,411


Overcollateralization
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     Beginning Period Amount                                                 $147,780
     Ending Period Target Credit Enhancement OC Amount                             $0
     Ending Period Amount                                                          $0
     Current Period Release                                                  $147,780
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